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                                                                    EXHIBIT 23.1
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         CONSENT OF PRICEWATERHOUSECOOPERS LLP, INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of USWeb Corporation of our reports dated January 20, 1998, except as to the pooling of interests with CKS Group, Inc. which is as of December 17, 1998, related to the consolidated financial statements, and the supplemental consolidated financial statements of USWeb Corporation, September 17, 1997 related to the financial statements of USWeb San Francisco, September 12, 1997 related to the financial statements of USWeb Milwaukee, September 17, 1997 related to the financial statements of USWeb LA Metro, September 18, 1997 related to the financial statements of USWeb Atlanta, September 18, 1997 related to the financial statements of USWeb DC, September 18, 1997 related to the financial statements of USWeb Pittsburgh, October 31, 1997 related to the financial statements of USWeb Chicago Metro, October 31, 1997 related to the financial statements of USWeb Hollywood (formerly KandH, Inc.), October 29, 1997 related to the financial statements of USWeb Hollywood (formerly DreamMedia, Inc.), October 17, 1997 related to the financial statements of USWeb Marin, October 31, 1997 related to the financial statements of USWeb Long Island, October 24, 1997 related to the financial statements of USWeb Detroit, October 15, 1997 related to the financial statements of USWeb San Mateo, October 31, 1997 related to the financial statements of USWeb LA Central, November 4, 1997 related to the financial statements of USWeb Houston, November 4, 1997 related to the financial statements of USWeb New York Central (formerly Reach Networks, Inc.), March 24, 1998 related to the financial statements of Inter.logic.studios, inc., March 27, 1998 related to the financial statements of Quest Interactive Media, Inc., March 27, 1998 related to the financial statements of Ensemble Corporation, April 15, 1998 related to the financial statements of Ikonic Interactive, Inc., March 26, 1998 related to the financial statements of USWeb San Jose, and April 17, 1998 related to the financial statements of Gray Peak Technologies, Inc., which appear in USWeb Corporation's post-effective amendment No. 6 to its Registration Statement on Form S-4.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
San Jose, California
March 17, 1999